NEEDHAM Growth Fund
Rule 10F-3

Issuer - Color Kinetics Inc.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 4,000,000
Date of Purchase - 6/22/04
Number of shares Purchased - 160,000
Date of Public Offer - 6/22/04
Fund Price Paid - 10.00
Public Offering Price - 10.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 2.15%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - CIBC World Markets
Needham Company, Inc. Mgr or Co-Mgr? - Yes



NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer - Color Kinetics Inc.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 4,000,000
Date of Purchase - 6/22/04
Number of shares Purchased - 15,000
Date of Public Offer - 6/22/04
Fund Price Paid - 10.00
Public Offering Price - 10.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 2.15%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - CIBC World Markets
Needham Company, Inc. Mgr or Co-Mgr? - Yes


 NEEDHAM Growth Fund
Rule 10F-3

Issuer - Sypris Solutions, Inc.
Type of Security - Common
IPO or Secondary - Secondary
SEC Registered - Yes
Total Offering - 51,000,000
Date of Purchase - 3/12/04
Number of shares Purchased - 6,000
Date of Public Offer - 3/12/04
Fund Price Paid - 17.00
Public Offering Price - 17.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.15%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Raymond James
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Growth Fund
Rule 10F-3

Issuer - Atheros Communications, Inc.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 126,000,000
Date of Purchase - 2/11/04
Number of shares Purchased - 17,500
Date of Public Offer - 2/11/04
Fund Price Paid - 14.00
Public Offering Price - 14.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.01%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Morgan Stanley
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Growth Fund
Rule 10F-3

Issuer - Komag, Inc.
Type of Security - Common
IPO or Secondary - Secondary
SEC Registered - Yes
Total Offering - 70,000,000
Date of Purchase - 1/22/04
Number of shares Purchased - 10,000
Date of Public Offer - 1/22/04
Fund Price Paid - 20.00
Public Offering Price - 20.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.43%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Bear, Stearns & Co.
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Aggressive Growth Fund
Rule 10F-3

Issuer - Semiconductor Manufacturing Intl. Corp.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 1,803,000,000
Date of Purchase - 3/12/04
Number of shares Purchased - 1,000
Date of Public Offer - 3/12/04
Fund Price Paid - 17.50
Public Offering Price - 17.50
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.05
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Credit Suisse First Boston Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Aggressive Growth Fund
Rule 10F-3

Issuer - Atheros Communications, Inc.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 126,000,000
Date of Purchase - 2/11/04
Number of shares Purchased - 1,000
Date of Public Offer - 2/11/04
Fund Price Paid - 14.00
Public Offering Price - 14.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.01%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Morgan Stanley
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer - Sypris Solutions, Inc.
Type of Security - Common
IPO or Secondary - Secondary
SEC Registered - Yes
Total Offering - 51,000,000
Date of Purchase - 3/12/04
Number of shares Purchased - 1,000
Date of Public Offer - 3/12/04
Fund Price Paid - 17.00
Public Offering Price - 17.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.15%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Raymond James
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer - Atheros Communications, Inc.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 126,000,000
Date of Purchase - 2/11/04
Number of shares Purchased - 1,500
Date of Public Offer - 2/11/04
Fund Price Paid - 14.00
Public Offering Price - 14.00
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.01%
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? - Yes
Name of underwriter(s) purchased from? - Morgan Stanley
Needham Company, Inc Mgr or Co-Mgr? - Yes


 NEEDHAM Small Cap Growth Fund
Rule 10F-3

Issuer - Semiconductor Manufacturing Intl. Corp.
Type of Security - Common
IPO or Secondary - IPO
SEC Registered - Yes
Total Offering - 1,803,000,000
Date of Purchase - 3/12/04
Number of shares Purchased - 1,500
Date of Public Offer - 3/12/04
Fund Price Paid - 17.50
Public Offering Price - 17.50
Firm Commitment Underwriting ? - Yes
Underwriting gross spread as % of Proceeds - 0.05
Consistent with average industry % of gross spread - Yes
Company operational for 3 years? - Yes
Less than 3% of fund assets used for purchase? - Yes
Fund's purchase represents less than 25% of the offering? Yes
Name of underwriter(s) purchased from? - Credit Suisse First Boston Needham Company, Inc Mgr or Co-Mgr? - Yes